                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  7
Portfolio Highlights.............................  8
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 23
Dividend Reinvestment Plan....................... 24

ACB ANR 8/99

              NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,

[SIG.]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH

    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT

    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION

    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK

    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                  VAN KAMPEN BOND FUND NYSE TICKER SYMBOL--VBF

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............   (2.45%)
One-year total return based on NAV(2).....................   (0.87%)
 DISTRIBUTION RATE
Distribution rate as a % of closing common stock
price(3)..................................................     7.94%

 SHARE VALUATIONS

Net asset value...........................................    $19.59
Closing common stock price................................  $17.8750
One-year high common stock price (10/26/98)...............  $20.9375
One-year low common stock price (06/11/99)................  $17.2500

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Fund shares, when sold, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW

                              VAN KAMPEN BOND FUND

We recently spoke with the management team of the Van Kampen Bond Fund about the key events and economic forces that shaped the markets during the Fund's fiscal year. The team includes Kelly Gilbert, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. Ms. Gilbert assumed management responsibilities for the Fund on June 1, 1999. The following excerpts reflect their views on the Fund's performance during the 12-month reporting period ended June 30, 1999.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST 12 MONTHS?

   A The second half of 1998 was marked by volatility, as the fixed-income market was unsettled by global economic weakness and a subsequent flight to quality. A series of fourth-quarter interest-rate cuts by the Federal
Reserve Board restored order and paved the way for recovery in the first quarter of 1999, as investors gained confidence in the strength of the economy and modest inflation. Consequently, yield spreads narrowed between Treasuries and other fixed-income products (such as corporate, high-yield, and government securities). However, this good news for fixed-income products was quelled in the second quarter by a slight surge in inflation and warnings of interference from the Fed. This prompted yield spreads to widen once again, although not to the record-high levels seen last fall. The market breathed a sigh of relief at the end of the reporting period, as the Fed approved a 0.25 percent hike while reassuring fixed-income investors that additional action seemed unnecessary.

   Q  HOW DID THE CORPORATE BOND MARKET BEHAVE DURING THIS TIME?

   A Initially, corporate bonds participated in the cautious recovery of the fixed-income market. However, yield spreads between investment-grade corporate bonds and Treasuries widened during the second quarter, erasing nearly all of the significant tightening that corporate bond yields had achieved in early 1999. Uncertainty over movement by the Fed coupled with a substantial increase in new issuance decreased liquidity and put pressure on the sector.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A To maintain diversification, enhance liquidity, and seek to reduce risk, we continued to allocate the Fund's assets across a variety of sectors within the corporate bond market. Our strategy met with mixed results; all sectors struggled during the period, although some fared better than others. For example, we overweighted the utilities sector because of its defensive characteristics. This decision benefited the Fund because the utilities sector was one of the best-performing areas of the corporate bond market during the period. Unfortunately, this benefit to the Fund was offset by our significant weighting in industrial companies, which lagged the market's recovery. As one of the most prominent sectors among new corporate bond issuance, the industrial sector was met with low demand and low credit ratings, and its negative performance was a detriment to the Fund's return.

   Q
      WHAT WAS THE STRUCTURE OF THE FUND'S PORTFOLIO AT THE END OF THE REPORTING PERIOD?
   A

      The Fund's credit quality allocation continued to be concentrated in medium-quality securities, which are defined as A and BBB rated securities. At the end of the reporting period, approximately 50 percent of the portfolio was allocated to BBB rated securities; this position benefited the Fund during the last six months of the reporting period, as BBB rated securities outperformed A rated securities by nearly 100 basis points. We also focused on managing the Fund's duration during the period. Duration, which is expressed in years, is a measurement of a bond's price sensitivity to changes in interest rates. For most of the period, the Fund's duration was held equivalent to or slightly longer than that of its benchmark, the Lehman Brothers Index of BBB Corporate Bonds. Because interest rates rose for the second half of the reporting period, the long duration position was negative to the Fund's return during this time. At the end of the period, the Fund's duration was 6.59 years, which is longer than our benchmark and reflects our renewed belief that rates could possible decrease. For additional Fund highlights, please refer to page 8.

   Q

      HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?
   A

      For the 12 months ended June 30, 1999, the Fund generated a total return of -2.45 percent(1) at market price and -0.87 percent(2) at net asset value. For the same period, the Lehman Brothers Index of BBB Corporate
Bonds returned 1.77 percent. Keep in mind that this broad-based index reflects the general performance of corporate bonds. It does not reflect any commissions that would be paid by an investor purchasing the securities it represents. Of course, past performance is no guarantee of comparable future results. The Fund's return reflects a decrease in market price per common share on the New York Stock Exchange from $19.6875 on June 30, 1998, to $17.875 on June 30, 1999. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q
      WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND OVER THE COMING MONTHS?
   A

      We anticipate a moderate slowdown in economic growth in the months ahead, but do not expect this to have a negative effect on the fixed-income market unless it becomes a significant downturn. We believe strong corporate bond issuance will continue over the next few months as issuers catch up from the relatively quiet market of last fall. Because we believe the near-term outlook for corporate bonds is good, we'll take advantage of this issuance to add new securities to the portfolio. As we manage the Fund going forward, our focus on fundamental, in-depth research and assessment of corporate bonds will remain unchanged. We will look beyond the sector, credit rating, or structure of a bond to identify those issuers that we believe will remain financially sound and perform well in a range of market conditions. We'll also search for value in out-of-favor areas of the market in our quest for opportunities to diversify the portfolio and contribute to the Fund's performance.


[SIG.]
Kelly Gilbert

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that generally pays a bondholder a stated rate of interest and repays the principal at maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates (i.e. a 5-year duration means the bond will fall about 5 percent in value if interest rates rise by 1 percent). The longer a bond's duration, the greater the effect of interest rate movements on its price. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

YIELD SPREAD: The difference between the yields of different bonds, due to their different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

                              PORTFOLIO HIGHLIGHTS

                              VAN KAMPEN BOND FUND
 TOP FIVE PORTFOLIO INDUSTRIES*

                                    [BAR GRAPH]

                                                                       JUNE 30, 1999                      JUNE 30, 1998
                                                                       -------------                      -------------
Utilities                                                                   24.5                               24.7
Consumer Services                                                           18.2                                 18
Transportation                                                              11.2                               11.4
Health Care                                                                  8.4                                9.1
Energy                                                                       8.4                                  9

* As a percentage of long-term investments

 NET ASSET VALUE AND MARKET PRICE
 (BASED UPON MONTH-END VALUES)
JUNE 1989 THROUGH JUNE 1999
                                    [LINE GRAPH]

                                                                        MARKET PRICE                     NET ASSET VALUE
                                                                        ------------                     ---------------
Jun 1989                                                                   20.25                              20.41
                                                                           21.63                              20.62
                                                                           21.13                              20.23
                                                                           20.25                              19.51
                                                                           20.13                              19.81
                                                                           20.38                              19.89
                                                                            17.5                              19.26
                                                                           17.75                              19.05
                                                                           17.63                              19.04
                                                                           17.25                              18.59
                                                                           16.13                              18.44
                                                                              17                              18.97
Jun 1990                                                                    16.5                              18.75
                                                                           16.63                                 19
                                                                              16                               18.2
                                                                            15.5                              18.28
                                                                           16.13                              18.36
                                                                           17.25                              18.77
                                                                           16.75                              18.61
                                                                              17                              18.71
                                                                           18.25                              18.95
                                                                           18.25                              18.78
                                                                           18.75                              19.01
                                                                           18.75                              19.14
Jun 1991                                                                   18.38                              18.68
                                                                           18.75                              18.93
                                                                           19.13                               19.3
                                                                           19.13                              19.34
                                                                           19.13                              19.47
                                                                            19.5                              19.62
                                                                           20.13                              19.89
                                                                           19.63                              19.66
                                                                           19.88                              19.78
                                                                           19.63                              19.36
                                                                           19.75                              19.41
                                                                              20                              19.98
Jun 1992                                                                   19.75                              19.85
                                                                            20.5                              20.46
                                                                           20.63                              20.67
                                                                           21.25                              20.41
                                                                              20                              20.02
                                                                           20.25                              20.08
                                                                           20.25                              20.05
                                                                           20.88                              20.56
                                                                           21.25                              21.13
                                                                           20.75                              20.94
                                                                              21                               21.1
                                                                              21                              21.18
Jun 1993                                                                   20.75                              21.33
                                                                           20.88                              21.59
                                                                              21                              22.27
                                                                           20.88                              21.95
                                                                           20.38                              21.99
                                                                           20.63                              21.65
                                                                           20.38                              21.29
                                                                           20.13                              21.66
                                                                           18.88                              21.14
                                                                              18                              20.12
                                                                           18.38                              19.78
                                                                           17.88                               19.5
Jun 1994                                                                   18.13                              19.06
                                                                            17.5                              19.57
                                                                           17.88                               19.6
                                                                           17.13                              18.79
                                                                           17.25                              18.71
                                                                           17.25                              18.69
                                                                           16.75                              18.59
                                                                           17.63                              18.99
                                                                           17.88                              19.48
                                                                           18.25                               19.3
                                                                              18                               19.6
                                                                           18.88                              20.66
Jun 1995                                                                   19.13                              20.41
                                                                           18.88                              20.28
                                                                           19.25                              20.67
                                                                              19                              20.57
                                                                           19.38                              20.92
                                                                           19.88                              21.28
                                                                           19.63                              21.27
                                                                           19.88                              21.22
                                                                           19.63                              20.89
                                                                           19.38                              20.18
                                                                            18.5                              20.15
                                                                           18.25                              20.25
Jun 1996                                                                   18.13                              19.64
                                                                           17.88                               19.9
                                                                           18.38                              20.13
                                                                           18.75                              19.96
                                                                           18.75                              20.24
                                                                              19                              20.74
                                                                           18.75                              20.31
                                                                           18.75                              20.18
                                                                           19.25                              20.16
                                                                           18.63                              18.87
                                                                           18.75                              19.81
                                                                              19                              20.38
Jun 1997                                                                   19.25                              20.43
                                                                           19.88                              20.81
                                                                            19.5                              20.64
                                                                           19.81                              20.77
                                                                           19.75                               21.1
                                                                           20.63                              21.19
                                                                           20.81                              20.19
                                                                           20.94                              21.23
                                                                           20.88                              21.17
                                                                           20.38                              20.92
                                                                              20                                 21
                                                                           20.38                               21.3
Jun 1998                                                                   19.69                              21.16
                                                                           19.44                              21.09
                                                                           19.44                              21.24
                                                                           19.81                              21.35
                                                                           20.56                               21.2
                                                                           20.25                              21.55
                                                                           20.06                              21.25
                                                                           20.19                              21.26
                                                                              20                              20.59
                                                                           19.25                               20.4
                                                                           18.13                              20.45
                                                                           17.81                              20.13
Jun 1999                                                                   17.88                              19.59

The solid line above represents the Fund's net asset value (NAV), which indicates overall changes in value among the Fund's underlying securities. The Fund's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the Fund at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                              VAN KAMPEN BOND FUND

 CREDIT QUALITY

                                  [PIE CHART]

                                      AA/Aa                A/A               BBB/Baa              BB/Ba                B/B
                                      -----                ---               -------              -----                ---
As of June 30, 1999                   9.30                28.50               49.50               12.10                0.6

                                  [PIE CHART]

                                      AA/Aa                A/A               BBB/Baa              BB/Ba                B/B
                                      -----                ---               -------              -----                ---
As of June 30, 1998                   2.40                31.50               53.50               11.70                0.9

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DIVIDEND HISTORY

FOR THE PERIOD ENDED JUNE 30, 1999

                                  [BAR GRAPH]

                                                                           MONTHLY DIVIDEND
                                                                           ----------------
'Sep 1998'                                                                       0.355
'Dec 1998'                                                                       0.355
'Mar 1999'                                                                       0.355
'Jun 1999'                                                                       0.355

The dividend history represents past performance of the Fund and does not predict the Fund's future distributions.

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          CORPORATE BONDS  93.0%
          CONSUMER DISTRIBUTION  1.1%
$ 2,500   Kroger Co., 144A Private
          Placement (a).......................     7.250%     06/01/09    $  2,492,395
                                                                          ------------
          CONSUMER DURABLES  0.8%
    750   Brunswick Corp......................     7.125      08/01/27         681,791
  1,000   Chrysler Corp.......................     7.450      03/01/27       1,013,594
                                                                          ------------
                                                                             1,695,385
                                                                          ------------
          CONSUMER NON-DURABLES  4.2%
  4,000   Coca Cola Enterprises, Inc..........     8.500      02/01/12       4,475,900
    750   Dimon, Inc..........................     8.875      06/01/06         663,750
  2,500   Pepsi Bottling Group, Inc., 144A
          Private Placement (a)...............     7.000      03/01/29       2,343,947
  2,000   Westpoint Stevens, Inc..............     7.875      06/15/05       1,955,000
                                                                          ------------
                                                                             9,438,597
                                                                          ------------
          CONSUMER SERVICES  17.8%
  1,250   Belo A.H. Corp......................     7.125      06/01/07       1,231,126
  2,500   Clear Channel Commerce, Inc.........     7.250      10/15/27       2,310,223
  2,000   Comcast Cable Communications........     8.125      05/01/04       2,102,484
  3,000   Cox Communications, Inc.............     7.250      11/15/15       2,909,565
  1,250   CSC Holdings, Inc...................     7.875      12/15/07       1,239,063
  2,500   CSC Holdings, Inc...................     7.875      02/15/18       2,412,500
  5,000   Harcourt General, Inc...............     9.500      03/15/00       5,073,685
  1,750   Harcourt General, Inc...............     8.875      06/01/22       1,819,277
  1,000   Harcourt General, Inc...............     7.200      08/01/27         885,735
  1,000   News America Holdings, Inc..........     8.875      04/26/23       1,091,926
    250   Premier Parks, Inc..................     9.250      04/01/06         248,125
    100   Premier Parks, Inc..................     9.750      01/15/07         104,750
    200   Premier Parks, Inc..................     9.750      06/15/07         203,000
    375   Premier Parks, Inc. (b).............  0/10.000      04/01/08         250,781
  3,500   Royal Caribbean Cruises Ltd.........     7.500      10/15/27       3,262,080
  1,500   Stewart Enterprises, Inc............     6.400      05/01/03       1,460,274

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          CONSUMER SERVICES (CONTINUED)
$11,000   Tele Communications, Inc............     9.250%     01/15/23    $ 12,044,098
  1,000   Washington Post Co..................     5.500      02/15/09         924,560
                                                                          ------------
                                                                            39,573,252
                                                                          ------------
          ENERGY  8.2%
  7,400   Ashland Oil, Inc....................     8.800      11/15/12       8,235,941
    750   Barrett Resources Corp..............     7.550      02/01/07         694,688
  5,025   PDV America, Inc....................     7.875      08/01/03       4,918,093
  1,500   Petroliam Nasional Berhad, 144A
          Private Placement (a)...............     7.625      10/15/26       1,205,391
    250   Pride Petroleum Services, Inc.......     9.375      05/01/07         250,000
  1,000   R & B Falcon Corp...................     6.500      04/15/03         852,500
  1,000   Transcontinental Gas Pipe Line
          Corp................................     7.250      12/01/26         937,848
  1,000   Union Oil Co........................     9.125      02/15/06       1,090,112
                                                                          ------------
                                                                            18,184,573
                                                                          ------------
          FINANCE  2.6%
  1,000   Americredit Corp....................     9.250      02/01/04       1,015,000
  4,500   Hutchinson Whampoa Finance, 144A
          Private Placement (a)...............     7.500      08/01/27       3,869,388
  1,000   Royal Bank Scotland Group...........     6.375      02/01/11         944,567
                                                                          ------------
                                                                             5,828,955
                                                                          ------------
          HEALTHCARE  8.2%
  2,300   Aetna Services, Inc.................     7.125      08/15/06       2,301,511
  1,000   Allegiance Corp.....................     7.800      10/15/16       1,040,014
  6,000   Baxter International, Inc...........     6.625      02/15/28       5,428,680
  1,500   Beckman Coulter, Inc................     7.450      03/04/08       1,417,500
    500   Manor Care, Inc.....................     7.500      06/15/06         491,173
  1,000   Tenet Healthcare Corp...............     8.625      01/15/07         980,000
  4,500   Tenet Healthcare Corp...............     8.125      12/01/08       4,275,000
  2,500   Tyco International Group S. A.......     6.125      11/01/08       2,333,278
                                                                          ------------
                                                                            18,267,156
                                                                          ------------

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          PRODUCER MANUFACTURING  4.2%
$ 1,750   IDEX Corp...........................     6.875%     02/15/08    $  1,615,996
  4,400   ITT Corp............................     6.750      11/15/05       4,015,000
  1,000   ITT Corp............................     7.375      11/15/15         861,904
    162   Rayovac Corp........................    10.250      11/01/06         174,150
  2,500   Rubbermaid, Inc.....................     6.600      11/15/06       2,480,317
    250   U.S. Can Corp.......................    10.125      10/15/06         261,250
                                                                          ------------
                                                                             9,408,617
                                                                          ------------
          RAW MATERIALS/PROCESSING
          INDUSTRIES  7.0%
  2,000   Bowater, Inc........................     9.375      12/15/21       2,365,206
  1,000   Crown Cork & Seal, Inc..............     8.000      04/15/23         938,117
  5,000   Federal Paper Board, Inc............     8.875      07/01/12       5,463,000
  4,000   IMC Global, Inc.....................     6.875      07/15/07       3,882,284
  1,000   IMC Global, Inc.....................     7.300      01/15/28         938,312
  1,250   Owens Illinois, Inc.................     7.150      05/15/05       1,187,500
    750   Smithfield Foods, Inc...............     7.625      02/15/08         682,500
                                                                          ------------
                                                                            15,456,919
                                                                          ------------
          TECHNOLOGY  4.0%
  5,000   Computer Associates International,
          Inc.................................     6.375      04/15/05       4,747,275
  2,000   Lucent Technologies, Inc............     6.450      03/15/29       1,833,214
  1,750   Raytheon Co.........................     6.150      11/01/08       1,649,100
    750   Raytheon Co.........................     7.200      08/15/27         728,740
                                                                          ------------
                                                                             8,958,329
                                                                          ------------
          TRANSPORTATION  10.9%
  3,000   AMR Corp............................     9.500      05/15/01       3,140,970
  4,250   CSX Corp............................     8.625      05/15/22       4,648,140
  2,500   Kansas City Southern Industries,
          Inc.................................     7.875      07/01/02       2,558,855
  7,000   Union Pacific Corp..................     8.350      05/01/25       7,131,516
  6,000   United Airlines, Inc................    10.020      03/22/14       6,852,090
                                                                          ------------
                                                                            24,331,571
                                                                          ------------

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

  Par
Amount
 (000)                Description                Coupon       Maturity    Market Value
--------------------------------------------------------------------------------------
          UTILITIES  24.0%
$ 1,000   AES Corp............................     9.500%     06/01/09    $  1,030,000
  3,000   Arizona Public Service Co...........     9.500      04/15/21       3,161,712
  3,500   Arizona Public Service Co...........     8.750      01/15/24       3,615,948
  2,000   Arizona Public Service Co...........     8.000      02/01/25       1,999,622
  2,000   CMS Energy Corp.....................     6.750      01/15/04       1,885,000
  1,000   CMS Energy Corp.....................     7.500      01/15/09         935,000
  1,000   Commonwealth Edison Co..............     8.625      02/01/22       1,031,477
  5,000   GTE North, Inc......................     8.500      12/15/31       5,157,395
  3,000   Gulf States Utilities Co............     8.940      01/01/22       3,162,165
  4,750   MCI Worldcom, Inc...................     6.950      08/15/28       4,490,978
  4,150   Montana Power Co....................     8.950      02/01/22       4,471,862
  1,750   Niagara Mohawk Power Corp...........     7.625      10/01/05       1,763,125
  7,000   Public Service Co. of Colorado......     8.750      03/01/22       7,251,335
  2,000   Southern California Gas Co..........     8.750      10/01/21       2,090,612
  1,500   Sprint Capital Corp.................     6.125      11/15/08       1,400,349
    750   Telefonica De Argentina S A, 144A
          Private Placement (a) (Argentina)...     9.875      07/01/02         745,312
  5,000   United Telecommunications Kansas....     9.500      04/01/03       5,469,605
    500   UtiliCorp United, Inc...............     6.700      10/15/06         509,927
  3,000   UtiliCorp United, Inc...............     8.270      11/15/21       3,164,484
                                                                          ------------
                                                                            53,335,908
                                                                          ------------
          TOTAL CORPORATE BONDS  93.0%................................     206,971,657
                                                                          ------------
          GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  4.7%
      5   Federal Home Loan Mortgage Corp.,
          Pool................................     7.375      01/01/03           5,054
      1   Government National Mortgage Assn.,
          Pool................................    10.000      10/15/16           1,026
      7   Government National Mortgage Assn.,
          Pool................................    10.000      07/15/20           8,153
  4,000   Newfoundland Province Canada (US
          $)..................................     9.000      10/15/21       4,654,000
  5,500   Saskatchewan Province Canada (US
          $)..................................     8.000      02/01/13       5,903,700
                                                                          ------------
                                                                            10,571,933
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  97.7%
  (Cost $214,025,401).................................................     217,543,590
                                                                          ------------

                                               See Notes to Financial Statements

                                 June 30, 1999
--------------------------------------------------------------------------------

                                                                          Market Value
--------------------------------------------------------------------------------------
REPURCHASE AGREEMENT  0.7%
BA Securities ($1,470,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/99, to be sold on
  07/01/99 at $1,470,203)
  (Cost $1,470,000)...................................................    $  1,470,000
                                                                          ------------
TOTAL INVESTMENTS  98.4%
  (Cost $215,495,401).................................................     219,013,590
OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%...........................       3,602,113
                                                                          ------------
NET ASSETS  100.0%....................................................    $222,615,703
                                                                          ============

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $215,495,401).......................    $219,013,590
Cash........................................................           1,101
Interest Receivable.........................................       4,805,052
Other.......................................................          82,284
                                                                ------------
      Total Assets..........................................     223,902,027
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................         745,762
  Income Distributions......................................         254,934
  Investment Advisory Fee...................................          88,827
  Affiliates................................................           6,761
Accrued Expenses............................................         148,080
Trustees' Deferred Compensation and Retirement Plans........          41,960
                                                                ------------
      Total Liabilities.....................................       1,286,324
                                                                ------------
NET ASSETS..................................................    $222,615,703
                                                                ============

NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 15,000,000 shares
  authorized, 11,362,465 shares issued and outstanding).....    $ 11,362,465
Capital.....................................................     209,801,851
Net Unrealized Appreciation.................................       3,518,189
Accumulated Undistributed Net Investment Income.............          87,704
Accumulated Net Realized Loss...............................      (2,154,506)
                                                                ------------
NET ASSETS..................................................    $222,615,703
                                                                ============
NET ASSET VALUE PER COMMON SHARE
  ($222,615,703 divided by 11,362,465 shares outstanding)...    $      19.59
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1999
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 17,452,002
Dividends...................................................       206,804
                                                              ------------
    Total Income............................................    17,658,806
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,142,466
Shareholder Services........................................       111,389
Reports to Shareholders.....................................        82,447
Trustees' Fees and Related Expenses.........................        47,329
Custody.....................................................        29,881
Legal.......................................................         6,023
Other.......................................................       148,150
                                                              ------------
    Total Expenses..........................................     1,567,685
    Less Credits Earned on Cash Balances....................           235
                                                              ------------
    Net Expenses............................................     1,567,450
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 16,091,356
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  1,987,296
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    23,239,492
  End of Period.............................................     3,518,189
                                                              ------------
Net Unrealized Depreciation During the Period...............   (19,721,303)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(17,734,007)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (1,642,651)
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                      Year Ended      Year Ended
                                                     June 30, 1999   June 30, 1998
----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $ 16,091,356    $ 16,774,523
Net Realized Gain..................................     1,987,296       1,867,201
Net Unrealized Appreciation/Depreciation During the
  Period...........................................   (19,721,303)      8,710,798
                                                     ------------    ------------
Change in Net Assets from Operations...............    (1,642,651)     27,352,522
Distributions from Net Investment Income:..........   (16,134,129)    (17,157,454)
                                                     ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................   (17,776,780)     10,195,068
NET ASSETS:
Beginning of the Period............................   240,392,483     230,197,415
                                                     ------------    ------------
End of the Period (Including accumulated
  undistributed net
  investment income of $87,704 and $145,160,
  respectively)....................................  $222,615,703    $240,392,483
                                                     ============    ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                   -----------------------------------------------
                                   1999       1998      1997      1996      1995
----------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period......   $21.157   $ 20.259   $ 19.97   $ 20.41   $ 19.07
                                  -------   --------   -------   -------   -------
  Net Investment Income........     1.416      1.476     1.556      1.54      1.52
  Net Realized and Unrealized
    Gain/Loss..................    (1.561)      .932      .273      (.44)     1.36
                                  -------   --------   -------   -------   -------
Total from Investment
  Operations...................    (0.145)     2.408     1.829      1.10      2.88
Less Distributions from Net
  Investment Income............     1.420      1.510     1.540      1.54      1.54
                                  -------   --------   -------   -------   -------
Net Asset Value, End of the
  Period.......................   $19.592   $ 21.157   $20.259   $ 19.97   $ 20.41
                                  =======   ========   =======   =======   =======
Market Price Per Share at End
  of the Period................   $17.875   $19.6875   $19.250   $18.125   $19.125
Total Investment Return at
  Market Price (a)(d)..........    (2.45%)    10.08%    15.06%     2.61%    14.89%
Total Return at Net Asset
  Value (b)(d).................    (0.87%)    12.19%     9.46%     5.94%    16.54%
Net Assets at End of the Period
  (In millions) (d)............   $ 222.6   $  240.4   $ 230.2   $ 226.9   $ 231.9
Ratio of Operating Expenses to
  Average Net Assets...........      .66%       .65%      .68%      .67%      .68%
Ratio of Convertible Note
  Expenses to Average Net
  Assets (c)...................        --         --        --        --      .39%
Ratio of Net Investment Income
  to Average Net Assets........     6.79%      7.04%     7.70%     7.47%     7.92%
Portfolio Turnover.............       10%        27%        8%       11%        8%
Assuming full dilution of
  debt (c):
  Net Asset Value, End of the
    Period.....................        --         --        --        --        --
  Number of Shares Outstanding,
    End of Period (000)........        --         --        --        --        --

(a) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) On January 3, 1995, the Fund paid off its outstanding convertible extendible note.

(d) Prior to fiscal year end 1992, this item was not a required disclosure.

--------------------------------------------------------------------------------

Year Ended June 30,
-----------------------------------------------------
       1994      1993      1992      1991      1990
-----------------------------------------------------
      $ 21.33   $ 19.85   $ 18.68   $ 18.72   $ 20.34
      -------   -------   -------   -------   -------
         1.56     1.575     1.735      1.76      2.07
        (2.28)     1.55     1.115      (.03)   (1.615)
      -------   -------   -------   -------   -------
         (.72)    3.125      2.85      1.73      .455
         1.54     1.645      1.68      1.77     2.075
      -------   -------   -------   -------   -------
      $ 19.07   $ 21.33   $ 19.85   $ 18.68   $ 18.72
      =======   =======   =======   =======   =======
      $18.125   $20.750   $19.750   $18.375   $16.500
       (5.59%)   13.76%    17.12%        --        --
       (3.37%)   16.35%    15.79%        --        --
      $ 216.6   $ 235.6   $ 218.5        --        --
         .68%      .71%      .71%      .72%      .71%
         .82%      .98%     1.05%     1.09%     1.55%
        7.29%     7.65%     8.90%     9.42%    10.65%
           2%       19%       39%       18%       14%
      $ 19.07   $ 21.09   $ 19.78   $ 18.74   $ 18.78
       12,411    12,411    12,372    12,304    12,304

                       See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Bond Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income with the preservation of capital through investing primarily in a diversified portfolio of debt securities.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1999, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a

                                 June 30, 1999
--------------------------------------------------------------------------------

pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At June 30, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $2,154,506, which will expire on June 30, 2000.

    At June 30, 1999, for federal income tax purposes, cost of long- and short-term investments is $215,495,401, the aggregate gross unrealized appreciation is $8,586,576 and the aggregate gross unrealized depreciation is $5,068,387, resulting in net unrealized appreciation on long- and short-term investments of $3,518,189.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified.

                                 June 30, 1999
--------------------------------------------------------------------------------

    For the year ended June 30, 1999, a permanent book and tax basis difference relating to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $317 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Also, a permanent book and tax basis difference relating to consent fee income totaling $15,000 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

F. EXPENSE REDUCTIONS--During the year ended June 30, 1999, the Fund's custody fee was reduced by $235 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $150 million.......................................   .50 of 1%
Next $100 million........................................   .45 of 1%
Next $100 million........................................   .40 of 1%
Over $350 million........................................   .35 of 1%

    For the year ended June 30, 1999, the Fund recognized expenses of approximately $6,000 representing legal services provided by Skadden Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1999, the Fund recognized expenses of approximately $68,800 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,357,079 and $23,417,478, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of Investments of Van Kampen Bond Fund, as of June 30, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Bond Fund at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Houston, Texas
July 23, 1999

                           DIVIDEND REINVESTMENT PLAN

    The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to the Plan Agent, which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares) if Plan Agent cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.

    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.

    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                                 EQUISERVE LLP
                                 P.O. BOX 8200
                              BOSTON, MA 02266-8200
                                  1-800-821-1238

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
 Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
 Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
 Capital Preservation
   Reserve
   Tax Free Money
 Senior Loan Funds
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                              VAN KAMPEN BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN

STATE STREET BANK
AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LLP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
1221 McKinney Suite 2400
Houston, Texas 77010

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999. All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

INQUIRIES ABOUT AN INVESTOR'S ACCOUNT SHOULD BE REFERRED TO THE FUND'S TRANSFER AGENT EQUISERVE LLP P.O. BOX 8200 BOSTON, MASSACHUSETTS 02266-8200 TELEPHONE:
(800) 821-1238 ALASKA AND HAWAII CALL COLLECT: (781) 575-2000 ASK FOR CLOSED-END FUND ACCOUNT SERVICES

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Fund was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.
    1) With regard to the election of the following trustees:

                                                        # OF SHARES
                                                   ---------------------
                                                   IN FAVOR     WITHHELD
------------------------------------------------------------------------
David C. Arch....................................  8,894,392    113,960
Howard J Kerr....................................  8,894,262    114,091
Dennis J. McDonnell..............................  8,895,243    113,110

    The other trustees of the Fund whose terms did not expire in 1999 were Rod Dammeyer, Steven Muller, Theodore A. Myers, Don G. Powell, Hugo F. Sonnenschein, and Wayne W. Whalen.
    2) With regards to the ratification of Ernst & Young LLP as independent public accountants for the Fund, 8,880,049 shares voted in favor of the proposal, 31,223 shares voted against and 97,081 shares abstained.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.